CNA Financial Corporation
Supplemental Financial Information

December 31, 2013

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheets Data and Statements of Cash Flows Data...............................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
CNA Specialty...	5
CNA Commercial...	6
Hardy...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Pretax Net Investment Income.................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves..............................................................................................................................................	16
Statutory Data - Preliminary...............................................................................................................................................................................................	17
Definitions and Presentation..............................................................................................................................................................................................	18

Statements of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2013	2012	Change		2013	2012	Change
Revenues:
Net earned premiums	$1,882	$1,784	5%		$7,271	$6,882	6%
Net investment income	642	563	14		2,450	2,282	7
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(27)	(40)			(76)	(129)
Portion of OTTI recognized in Other comprehensive income (loss)	—	—			(2)	(25)
Net OTTI losses recognized in earnings	(27)	(40)			(78)	(154)
Other net realized investment gains (losses)	40	37			109	217
Net realized investment gains (losses)	13	(3)			31	63
Other revenues	76	90			361	320
Total revenues	2,613	2,434	7		10,113	9,547	6
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,583	1,732			5,947	5,896
Amortization of deferred acquisition costs	358	337			1,362	1,274
Other operating expenses	332	359			1,325	1,335
Interest	41	42			166	170
Total claims, benefits and expenses	2,314	2,470	6		8,800	8,675	(1)
Income (loss) before income tax	299	(36)	N/M		1,313	872	51
Income tax (expense) benefit	(78)	27			(376)	(244)
Net income (loss)	$221	$(9)	N/M	%	$937	$628	49%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended December 31	Three Months		Twelve Months
(In millions, except per share data)	2013	2012	2013	2012
Components of Income (Loss)
Net operating income (loss)	$213	$(7)	$917	$587
Net realized investment gains (losses)	8	(2)	20	41
Income (loss)	$221	$(9)	$937	$628

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$0.79	$(0.03)	$3.40	$2.18
Net realized investment gains (losses)	0.03	—	0.07	0.15
Diluted earnings (loss) per share	$0.82	$(0.03)	$3.47	$2.33

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	269.7	269.4	269.7	269.4
Diluted	270.4	269.4	270.2	269.8

Return on Equity
Net income (loss) (1)	7.1%	(0.3)%	7.5%	5.3%
Net operating income (loss) (2)	7.0	(0.2)	7.7	5.2
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	December 31, 2013	December 31, 2012
Total assets	$57,194	$58,522
Insurance reserves	38,394	40,005
Debt	2,560	2,570
Total liabilities	44,543	46,208
Accumulated other comprehensive income (loss) (1)	442	831
Total stockholders' equity	12,651	12,314

Book value per common share	$46.91	$45.71
Book value per common share excluding AOCI	$45.26	$42.62

Outstanding shares of common stock (in millions of shares)	269.7	269.4

Three months ended December 31	2013	2012
Net cash flows provided (used) by operating activities	$283	$257
Net cash flows provided (used) by investing activities	(209)	(187)
Net cash flows provided (used) by financing activities	(64)	(44)
Net cash flows provided (used) by operating, investing and financing activities	$10	$26

Twelve months ended December 31	2013	2012
Net cash flows provided (used) by operating activities	$1,204	$1,250
Net cash flows provided (used) by investing activities	(898)	(934)
Net cash flows provided (used) by financing activities	(264)	(239)
Net cash flows provided (used) by operating, investing and financing activities	$42	$77
(1) At December 31, 2013 and 2012, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $532 million and $1,511 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).

Property & Casualty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2013	2012	Change		2013	2012	Change
Gross written premiums	$2,301	$2,167	6%		$9,355	$8,639	8%
Net written premiums	1,684	1,609	5		6,799	6,414	6
Net earned premiums	1,743	1,645	6		6,715	6,324	6
Net investment income	425	355			1,588	1,449
Other revenues	77	69			353	271
Total operating revenues	2,245	2,069	9		8,656	8,044	8
Insurance claims and policyholders' benefits	1,084	1,335			4,354	4,490
Amortization of deferred acquisition costs	351	331			1,334	1,246
Other insurance related expenses	219	244			888	904
Other expenses	76	67			281	251
Total claims, benefits and expenses	1,730	1,977	12		6,857	6,891	—
Operating income (loss) before income tax	515	92	N/M		1,799	1,153	56
Income tax (expense) benefit on operating income (loss)	(175)	(32)			(614)	(395)
Net operating income (loss)	$340	$60	N/M	%	$1,185	$758	56%

Loss & LAE	62.0%	80.9%	18.9	pts	64.6%	70.8%	6.2	pts
Acquisition expense	18.2	20.3	2.1		19.2	19.4	0.2
Underwriting expense	14.6	14.7	0.1		13.9	14.6	0.7
Expense	32.8	35.0	2.2		33.1	34.0	0.9
Dividend	0.2	0.2	—		0.2	0.2	—
Combined ratio	95.0	116.1	21.1		97.9	105.0	7.1
Combined ratio excluding catastrophes and development (1)	94.3%	103.2%	8.9	pts	97.1%	101.9%	4.8	pts

Pretax net accident year catastrophe losses incurred	$23	$268			$169	$391
Impact on loss & LAE ratio (1)	1.3%	16.7%	15.4	pts	2.6%	6.4%	3.8	pts

Pretax net prior year development and other (2): (favorable) / unfavorable	$(20)	$(67)			$(130)	$(219)
Impact on loss & LAE ratio	(0.6)%	(4.1)%	(3.5)	pts	(1.8)%	(3.3)%	(1.5)	pts

Rate	6%	6%	—	pts	7%	6%	1	pts
Retention	78%	81%	(3)	pts	78%	81%	(3)	pts
New Business (Specialty and Commercial only)	$224	$258	(13)%		$1,082	$1,179	(8)%
(1) Reflects the impact of reinstatement premiums.
(2) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA Specialty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2013	2012	Change		2013	2012	Change
Gross written premiums	$1,364	$1,205	13%		$5,344	$4,875	10%
Net written premiums	754	718	5		3,091	2,924	6
Net earned premiums	767	735	4		3,004	2,898	4
Net investment income	177	146			657	592
Other revenues	67	59			257	230
Total operating revenues	1,011	940	8		3,918	3,720	5
Insurance claims and policyholders' benefits	361	457			1,710	1,833
Amortization of deferred acquisition costs	161	156			628	614
Other insurance related expenses	72	79			272	301
Other expenses	64	53			236	206
Total claims, benefits and expenses	658	745	12		2,846	2,954	4
Operating income (loss) before income tax	353	195	81		1,072	766	40
Income tax (expense) benefit on operating income (loss)	(121)	(65)			(365)	(262)
Net operating income (loss)	$232	$130	78%		$707	$504	40%

Loss & LAE	46.9%	61.8%	14.9	pts	56.7%	63.2%	6.5	pts
Acquisition expense	19.5	20.2	0.7		19.6	20.1	0.5
Underwriting expense	10.9	11.7	0.8		10.4	11.4	1.0
Expense	30.4	31.9	1.5		30.0	31.5	1.5
Dividend	0.1	0.2	0.1		0.2	0.1	(0.1)
Combined ratio	77.4	93.9	16.5		86.9	94.8	7.9
Combined ratio excluding catastrophes and development	90.3%	100.5%	10.2	pts	94.2%	99.3%	5.1	pts

Pretax net accident year catastrophe losses incurred	$2	$10			$22	$18
Impact on loss & LAE ratio	0.2%	1.4%	1.2	pts	0.8%	0.6%	(0.2)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(101)	$(58)			$(247)	$(153)
Impact on loss & LAE ratio	(13.1)%	(8.0)%	5.1	pts	(8.1)%	(5.1)%	3.0	pts

Rate	5%	6%	(1)	pts	6%	5%	1	pts
Retention	85%	86%	(1)	pts	85%	86%	(1)	pts
New Business	$87	$90	(3)%		$391	$387	1%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA Commercial - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2013	2012	Change		2013	2012	Change
Gross written premiums	$844	$873	(3)%		$3,559	$3,588	(1)%
Net written premiums	808	830	(3)		3,312	3,373	(2)
Net earned premiums	841	854	(2)		3,350	3,306	1
Net investment income	247	208			927	854
Other revenues	11	9			96	40
Total operating revenues	1,099	1,071	3		4,373	4,200	4
Insurance claims and policyholders' benefits	668	827			2,482	2,585
Amortization of deferred acquisition costs	150	151			600	588
Other insurance related expenses	121	153			547	578
Other expenses	8	12			26	36
Total claims, benefits and expenses	947	1,143	17		3,655	3,787	3
Operating income (loss) before income tax	152	(72)	N/M		718	413	74
Income tax (expense) benefit on operating income (loss)	(52)	28			(250)	(136)
Net operating income (loss)	$100	$(44)	N/M	%	$468	$277	69%

Loss & LAE	79.2%	96.6%	17.4	pts	73.9%	77.9%	4.0	pts
Acquisition expense	15.1	19.1	4.0		17.8	18.3	0.5
Underwriting expense	17.2	16.7	(0.5)		16.4	17.0	0.6
Expense	32.3	35.8	3.5		34.2	35.3	1.1
Dividend	0.3	0.3	—		0.2	0.3	0.1
Combined ratio	111.8	132.7	20.9		108.3	113.5	5.2
Combined ratio excluding catastrophes and development (1)	97.8%	105.6%	7.8	pts	100.4%	104.1%	3.7	pts

Pretax net accident year catastrophe losses incurred	$21	$241			$142	$356
Impact on loss & LAE ratio (1)	2.5%	28.2%	25.7	pts	4.2%	10.9%	6.7	pts

Pretax net prior year development and other (2): (favorable) / unfavorable	$97	$(10)			$119	$(61)
Impact on loss & LAE ratio	11.5%	(1.2)%	(12.7)	pts	3.7%	(1.6)%	(5.3)	pts

Rate	7%	7%	—	pts	8%	7%	1	pts
Retention	74%	78%	(4)	pts	74%	77%	(3)	pts
New Business	$137	$168	(18)%		$691	$792	(13)%
(1) Reflects the impact of reinstatement premiums.
(2) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Hardy - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2013	2012	Change		2013	2012 (2)	Change
Gross written premiums	$93	$89	4%		$452	$176	157%
Net written premiums	122	61	100		396	117	N/M
Net earned premiums	135	56	141		361	120	N/M
Net investment income	1	1			4	3
Other revenues	(1)	1			—	1
Total operating revenues	135	58	133		365	124	194
Insurance claims and policyholders' benefits	55	51			162	72
Amortization of deferred acquisition costs	40	24			106	44
Other insurance related expenses	26	12			69	25
Other expenses	4	2			19	9
Total claims, benefits and expenses	125	89	(40)		356	150	(137)
Operating income (loss) before income tax	10	(31)	132		9	(26)	135
Income tax (expense) benefit on operating income (loss)	(2)	5			1	3
Net operating income (loss)	$8	$(26)	131%		$10	$(23)	143%

Loss & LAE	40.7%	91.2%	50.5	pts	44.8%	60.3%	15.5	pts
Acquisition expense	29.6	39.3	9.7		28.5	35.6	7.1
Underwriting expense	19.8	23.3	3.5		20.1	21.6	1.5
Expense	49.4	62.6	13.2		48.6	57.2	8.6
Dividend	—	—	—		—	—	—
Combined ratio	90.1	153.8	63.7		93.4	117.5	24.1
Combined ratio excluding catastrophes and development (1)	91.0%	105.8%	14.8	pts	89.8%	100.1%	10.3	pts

Pretax net accident year catastrophe losses incurred	$—	$17			$5	$17
Impact on loss & LAE ratio (1)	—%	37.0%	37.0	pts	1.3%	17.3%	16.0	pts

Pretax net prior year development and other (3): (favorable) / unfavorable	$(16)	$1			$(2)	$(5)
Impact on loss & LAE ratio	(0.9)%	2.8%	3.7	pts	2.3%	(4.0)%	(6.3)	pts

Rate	(4)%	—%	(4)	pts	(2)%	1%	(3)	pts
Retention	63%	63%	—	pts	70%	68%	2	pts
(1) Reflects the impact of reinstatement premiums.
(2) Hardy was acquired on July 2, 2012.
(3) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Life & Group Non-Core - Results of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2013	2012	Change	2013	2012	Change
Net earned premiums	$140	$139	1%	$559	$560	—%
Net investment income	210	201	4	830	801	4
Other revenues	(4)	19		(2)	34
Total operating revenues	346	359	(4)	1,387	1,395	(1)
Insurance claims and policyholders' benefits	314	408		1,402	1,422
Amortization of deferred acquisition costs	7	6		28	28
Other insurance related expenses	34	38		134	144
Other expenses	—	5		12	23
Total claims, benefits and expenses	355	457	22	1,576	1,617	3
Operating income (loss) before income tax	(9)	(98)	91	(189)	(222)	15
Income tax (expense) benefit on operating income (loss)	22	46		131	132
Net operating income (loss)	$13	$(52)	125%	$(58)	$(90)	36%

Corporate & Other Non-Core - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2013	2012	Change		2013	2012	Change
Net earned premiums	$(1)	$—			$(3)	$(2)
Net investment income	7	7			32	32
Other revenues	3	2			10	15
Total operating revenues	9	9	—%		39	45	(13)%
Insurance claims and policyholders' benefits	185	(11)			191	(16)
Amortization of deferred acquisition costs	—	—			—	—
Other insurance related expenses	(4)	1			(5)	1
Other expenses	48	46			181	182
Total claims, benefits and expenses	229	36	N/M		367	167	(120)
Operating income (loss) before income tax	(220)	(27)	N/M		(328)	(122)	(169)
Income tax (expense) benefit on operating income (loss)	80	12			118	41
Net operating income (loss)	$(140)	$(15)	N/M	%	$(210)	$(81)	(159)%

Investment Summary - Consolidated

	December 31, 2013		September 30, 2013		December 31, 2012
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$20,898	$1,510	$21,183	$1,544	$22,236	$2,677
States, municipalities and political subdivisions:
Tax-exempt	8,432	41	7,903	118	6,605	720
Taxable	3,125	235	3,556	321	4,178	691
Total states, municipalities and political subdivisions	11,557	276	11,459	439	10,783	1,411
Asset-backed:
RMBS	4,971	31	4,819	40	5,920	175
CMBS	2,063	68	2,017	75	1,822	130
Other ABS	955	10	956	14	952	23
Total asset-backed	7,989	109	7,792	129	8,694	328
U.S. Treasury and obligations of government-sponsored enterprises	144	5	173	7	182	10
Foreign government	543	12	561	14	613	25
Redeemable preferred stock	102	10	106	12	125	12
Total fixed maturity securities	41,233	1,922	41,274	2,145	42,633	4,463
Equities	185	6	199	10	249	21
Limited partnership investments	2,720	—	2,790	—	2,462	—
Other invested assets	54	—	55	—	59	—
Mortgage loans	508	—	440	—	401	—
Short term investments	1,407	(1)	1,475	(1)	1,832	(1)
Total investments	$46,107	$1,927	$46,233	$2,154	$47,636	$4,483

Net receivable/(payable) on investment activity	$135	$—	$(106)	$—	$(22)	$—

Effective portfolio duration (in years)	6.9		6.8		6.5
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	December 31, 2013		September 30, 2013		December 31, 2012
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,590	$509	$13,767	$545	$13,959	$977
States, municipalities and political subdivisions:
Tax-exempt	3,176	36	3,123	64	2,117	143
Taxable	1,570	89	1,797	142	2,233	316
Total states, municipalities and political subdivisions	4,746	125	4,920	206	4,350	459
Asset-backed:
RMBS	4,641	22	4,489	27	5,515	155
CMBS	1,793	54	1,741	58	1,572	105
Other ABS	853	9	851	14	915	21
Total asset-backed	7,287	85	7,081	99	8,002	281
U.S. Treasury and obligations of government-sponsored enterprises	121	(1)	150	—	159	2
Foreign government	538	11	556	13	608	23
Redeemable preferred stock	5	—	8	1	35	1
Total fixed maturity securities	26,287	729	26,482	864	27,113	1,743
Equities	61	9	76	13	90	17
Limited partnership investments	2,720	—	2,790	—	2,462	—
Other invested assets	54	—	55	—	59	—
Mortgage loans	489	—	421	—	382	—
Short term investments	1,339	(1)	1,416	(1)	1,762	(1)
Total investments	$30,950	$737	$31,240	$876	$31,868	$1,759

Net receivable/(payable) on investment activity	$140	$—	$(95)	$—	$(22)	$—

Effective portfolio duration (in years)	4.4		4.4		3.9
Weighted average rating of fixed maturity securities	A		A		A

Investment Summary - Life & Group Non-Core

	December 31, 2013		September 30, 2013		December 31, 2012
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$7,308	$1,001	$7,416	$999	$8,277	$1,700
States, municipalities and political subdivisions:
Tax-exempt	5,256	5	4,780	54	4,488	577
Taxable	1,555	146	1,759	179	1,945	375
Total states, municipalities and political subdivisions	6,811	151	6,539	233	6,433	952
Asset-backed:
RMBS	330	9	330	13	405	20
CMBS	270	14	276	17	250	25
Other ABS	102	1	105	—	37	2
Total asset-backed	702	24	711	30	692	47
U.S. Treasury and obligations of government-sponsored enterprises	23	6	23	7	23	8
Foreign government	5	1	5	1	5	2
Redeemable preferred stock	97	10	98	11	90	11
Total fixed maturity securities	14,946	1,193	14,792	1,281	15,520	2,720
Equities	124	(3)	123	(3)	159	4
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	19	—	19	—	19	—
Short term investments	68	—	59	—	70	—
Total investments	$15,157	$1,190	$14,993	$1,278	$15,768	$2,724

Net receivable/(payable) on investment activity	$(5)	$—	$(11)	$—	$—	$—

Effective portfolio duration (in years)	11.3		11.4		11.3
Weighted average rating of fixed maturity securities	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

December 31, 2013	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$262	$7	$1,439	$72	$6,846	$648	$10,486	$689	$1,865	$94	$20,898	$1,510
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,034	34	4,629	22	2,682	(9)	54	(4)	33	(2)	8,432	41
Taxable	—	—	427	27	2,086	146	612	62	—	—	—	—	3,125	235
Total states, municipalities and political subdivisions	—	—	1,461	61	6,715	168	3,294	53	54	(4)	33	(2)	11,557	276
Asset-backed:
RMBS	3,459	(11)	100	(2)	117	—	200	—	96	—	999	44	4,971	31
CMBS	80	—	479	15	427	13	359	10	404	13	314	17	2,063	68
Other ABS	—	—	278	5	243	3	366	2	68	—	—	—	955	10
Total asset-backed	3,539	(11)	857	18	787	16	925	12	568	13	1,313	61	7,989	109
U.S. Treasury and obligations of government-sponsored enterprises	144	5	—	—	—	—	—	—	—	—	—	—	144	5
Foreign government	—	—	196	6	240	4	107	2	—	—	—	—	543	12
Redeemable preferred stock	—	—	—	—	—	—	—	—	63	10	39	—	102	10
Total fixed maturity securities	$3,683	$(6)	$2,776	$92	$9,181	$260	$11,172	$715	$11,171	$708	$3,250	$153	$41,233	$1,922

Percentage of total fixed maturity securities	9%		7%		22%		27%		27%		8%		100%
The ratings presented are based on a ratings methodology that takes into account ratings from Standard & Poor's and Moody's Investors Services, Inc. in that order of preference. If a security is not rated by these rating agencies, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

Components of Pretax Net Investment Income

	Consolidated
Periods ended December 31	Three Months		Twelve Months
(In millions)	2013	2012	2013	2012
Fixed maturity securities	$497	$494	$1,998	$2,022
Limited partnership investments	148	67	451	251
Other	(3)	2	1	9
Net investment income	$642	$563	$2,450	$2,282
Average amortized cost of fixed maturity securities portfolio	$39,223	$38,054	$38,799	$37,868
Effective income yield for the fixed maturity securities portfolio, pretax (1)	5.1%	5.2%	5.1%	5.3%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.6%	3.6%	3.6%	3.7%

	Property & Casualty and Corporate & Other Non-Core
Periods ended December 31	Three Months		Twelve Months
(In millions)	2013	2012	2013	2012
Fixed maturity securities	$285	$293	$1,164	$1,220
Limited partnership investments	148	67	450	251
Other	(1)	2	6	10
Net investment income	$432	$362	$1,620	$1,481
Average amortized cost of fixed maturity securities portfolio	$25,569	$25,411	$25,479	$25,553
Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.5%	4.6%	4.6%	4.8%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.1%	3.1%	3.1%	3.2%

	Life & Group Non-Core
Periods ended December 31	Three Months		Twelve Months
(In millions)	2013	2012	2013	2012
Fixed maturity securities	$212	$201	$834	$802
Limited partnership investments	—	—	1	—
Other	(2)	—	(5)	(1)
Net investment income	$210	$201	$830	$801
Average amortized cost of fixed maturity securities portfolio	$13,654	$12,643	$13,320	$12,315
Effective income yield for the fixed maturity securities portfolio, pretax (1)	6.2%	6.4%	6.3%	6.5%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	4.6%	4.6%	4.5%	4.7%
(1) Annualized yields based on the average amortized cost of the fixed maturity securities portfolio.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2013 (In millions)	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,846	$10,763	$432	$18,041	$3,050	$2,871	$23,962
Ceded	598	1,056	184	1,838	452	2,390	4,680
Net	6,248	9,707	248	16,203	2,598	481	19,282

Net incurred claim & claim adjustment expenses	360	667	55	1,082	196	(4)	1,274
Net claim & claim adjustment expense payments	(441)	(744)	(69)	(1,254)	(163)	(9)	(1,426)
Foreign currency translation adjustment and other	(1)	(3)	—	(4)	(8)	(1)	(13)

Claim & claim adjustment expense reserves, end of period
Net	6,166	9,627	234	16,027	2,623	467	19,117
Ceded	523	1,022	152	1,697	435	2,840	4,972
Gross	$6,689	$10,649	$386	$17,724	$3,058	$3,307	$24,089

Twelve months ended December 31, 2013 (In millions)	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,748	$11,326	$521	$18,595	$3,006	$3,162	$24,763
Ceded	636	1,115	247	1,998	478	2,650	5,126
Net	6,112	10,211	274	16,597	2,528	512	19,637

Net incurred claim & claim adjustment expenses	1,704	2,477	160	4,341	810	2	5,153
Net claim & claim adjustment expense payments	(1,646)	(3,045)	(195)	(4,886)	(637)	(46)	(5,569)
Foreign currency translation adjustment and other	(4)	(16)	(5)	(25)	(78)	(1)	(104)

Claim & claim adjustment expense reserves, end of period
Net	6,166	9,627	234	16,027	2,623	467	19,117
Ceded	523	1,022	152	1,697	435	2,840	4,972
Gross	$6,689	$10,649	$386	$17,724	$3,058	$3,307	$24,089

Life & Group Non-Core Policyholder Reserves

December 31, 2013
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business	Total
Long term care	$1,889	$7,329	$—	$—	$9,218
Payout annuities	613	1,990	—	—	2,603
Institutional markets	1	9	57	181	248
Other	37	4	—	—	41
Total	2,540	9,332	57	181	12,110
Shadow adjustments (1)	83	406	—	—	489
Ceded reserves	435	733	35	—	1,203
Total gross reserves	$3,058	$10,471	$92	$181	$13,802

December 31, 2012
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business	Total
Long term care	$1,683	$6,879	$—	$—	$8,562
Payout annuities	637	2,008	—	—	2,645
Institutional markets	1	12	100	312	425
Other	45	4	—	—	49
Total	2,366	8,903	100	312	11,681
Shadow adjustments (1)	162	1,812	—	—	1,974
Ceded reserves	478	760	34	—	1,272
Total gross reserves	$3,006	$11,475	$134	$312	$14,927
(1) To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments). The Shadow adjustments presented above do not include $342 million and $369 million related to Deferred acquisition costs at December 31, 2013 and 2012.

Statutory Data - Preliminary

Periods Ended December 31	Three Months				Twelve Months
Income Statements	(Preliminary) 2013		Change		(Preliminary) 2013		Change
(In millions)		2012				2012
Combined Continental Casualty Companies
Gross written premiums	$2,175	$2,040	7%		$8,732	$8,309	5%
Net written premiums	1,534	1,515	1		6,247	6,163	1

Net earned premiums	1,482	1,422	4		5,692	5,493	4
Claim and claim adjustment expenses	1,541	1,754			5,196	5,256
Acquisition expenses	234	267			1,059	1,077
Underwriting expenses	229	241			854	902
Policyholders' dividends	3	6			9	11
Underwriting income (loss)	(525)	(846)	38		(1,426)	(1,753)	19
Net investment income	614	483			1,943	1,834
Other income (loss)	549	257			637	268
Income tax (expense) benefit	(85)	17			(118)	(21)
Net realized gains (losses)	(27)	47			(123)	63
Net income (loss)	$526	$(42)	N/M	%	$913	$391	134%

Financial Ratios
Loss and LAE	104.0%	123.3%			91.3%	95.7%
Acquisition expense	15.3	17.7			17.0	17.5
Underwriting expense	14.9	15.9			13.7	14.6
Expense	30.2	33.6			30.7	32.1
Dividend	0.2	0.4			0.2	0.2
Combined ratio	134.4%	157.3%			122.2%	128.0%

SUPPLEMENTAL STATUTORY DATA	(Preliminary) December 31, 2013	December 31, 2012
(In millions)
Combined Continental Casualty Companies
Statutory surplus (1)	$11,137	$9,998
Life Company
Statutory surplus	$597	$556
(1) Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the life company, as determined in accordance with statutory accounting practices.

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty, CNA Commercial and Hardy. Hardy was acquired on July 2, 2012.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note K to the Condensed Consolidated Financial Statements within the September 30, 2013 Form 10-Q for further discussion of this measure.

•
In the evaluation of the results of CNA Specialty, CNA Commercial and Hardy, management utilizes the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 17 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in the fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful